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                                                                    EXHIBIT 10.1

         AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of May 12, 2005, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), AMB PROPERTY CORPORATION, as Guarantor (the "Guarantor"), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A. (successor to JPMorgan Chase Bank), as Administrative Agent, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES, PNC BANK, NATIONAL ASSOCIATION, and WACHOVIA BANK, N.A., as Documentation Agents, KEYBANK NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS SAN FRANCISCO AGENCY and WELLS FARGO BANK, N.A., as Managing Agents, and ING REAL ESTATE FINANCE
(USA) LLC, SOUTHTRUST BANK and UNION BANK OF CALIFORNIA, N.A., as Co-Agents.

                                  WITNESSETH:

      WHEREAS, the Borrower and the Banks have entered into the Second Amended and Restated Revolving Credit Agreement, as of June 1, 2004 (the "Credit Agreement"); and

            WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

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            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

            2. FMV Cap Rate. The definition of "FMV Cap Rate" is hereby deleted and the following substituted therefor: "'FMV Cap Rate' means eight percent (8%)."

            3. Non-Recourse Indebtedness. The definition of "Non-Recourse Indebtedness is hereby deleted and the following substituted therefor:

            "Non-Recourse Indebtedness" means Indebtedness with respect to which recourse for payment is limited to (i) specific Property or Properties encumbered by a Lien securing such Indebtedness and/or another Person so long as there is no recourse to Borrower or the General Partner, or (ii) any Consolidated Subsidiary or Investment Affiliate (provided that if an entity is a partnership, there is no recourse to Borrower or General Partner as a general partner of such partnership); provided, however, that personal recourse of Borrower or General Partner for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financing of real estate shall not, by itself, prevent such Indebtedness from being characterized as Non-Recourse Indebtedness. For purposes of the foregoing and for the avoidance of doubt, (a) if the Indebtedness is partially guaranteed by the Borrower or the General Partner, then the portion of such Indebtedness that is not so guaranteed shall still be Non-Recourse Indebtedness if it otherwise satisfies the requirements in this definition, and (b) if the liability of Borrower or the General Partner under any such guaranty is itself limited to specific Property or Properties, then such Indebtedness shall still be Non-Recourse Indebted-

                                        2
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            ness if such Indebtedness otherwise satisfies the requirements of this definition.

            4. Foreign Property Limit. The reference in Section 5.8(i) to "twenty percent (20%)" is hereby deleted and "thirty-five percent (35%)" substituted therefor.

            5. Development Activities. The reference in Section 5.8(k) to "fifteen percent (15%)" is hereby deleted and "twenty percent (20%)" substituted therefor.

            6. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the "Effective Date").

            7. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.

            8. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

                                        3
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            9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

            10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

            11. Headings Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

            12. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

                                        4
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            IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

 BORROWER:                       AMB PROPERTY, L.P., a Delaware limited partner-
                                 ship

                                 By: AMB PROPERTY CORPORATION, a Maryland
                                     corporation and its sole general partner

                                     By: /s/ Michael A. Coke
                                         ---------------------------------------
                                     Name: Michael A. Coke
                                     Title: Executive Vice President and
                                            Chief Financial Officer

FOR PURPOSES OF AGREEING TO BE
BOUND BY THE PROVISIONS OF
THIS AMENDMENT:

AMB PROPERTY CORPORATION

By: /s/ Michael A. Coke
    ---------------------------------------
    Name: Michael A. Coke
    Title: Executive Vice President and
           Chief Financial Officer

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                                 JPMORGAN CHASE BANK, N.A., as Administrative
                                 Agent and as a Bank

                                 By: /s/ Susan M. Tate
                                     -------------------------------------------
                                 Name: SUSAN M. TATE
                                 Title: VICE PRESIDENT

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                                 J.P. MORGAN EUROPE LIMITED, as Administrative
                                 Agent

                                 By: /s/ Paul Clayton
                                     -------------------------------------------
                                 Name: PAUL CLAYTON
                                 Title: VICE PRESIDENT

                                 By: /s/ Stephen Gillies
                                     -------------------------------------------
                                 NAME: STEPHEN GILLIES
                                 TITLE: ASSOCIATE
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                                 BANK OF AMERICA, N.A.,
                                 as Syndication Agent and as a Bank

                                 By: /s/ James P. Johnson
                                     -------------------------------------------
                                 Name: JAMES P. JOHNSON
                                 Title: Senior Vice President

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                                 COMMERZBANK AG, NEW YORK AND GRAND
                                 CAYMAN BRANCHES, as Documentation Agent and as a Bank

                                 By: /s/ David Goldman
                                     -------------------------------------------
                                 Name: DAVID GOLDMAN
                                 Title: VICE  PRESIDENT

                                 By: /s/ Judy Tam
                                     -------------------------------------------
                                 Name:  JUDY TAM
                                 Title: ASSISTANT VICE PRESIDENT

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                                 WACHOVIA BANK, N.A., as Documentation Agent
                                 and as a Bank

                                 By: /s/ Randy Matthaus
                                     -------------------------------------------
                                 Name: Randy Matthaus
                                 Title: Vice President

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                                 PNC BANK, NATIONAL ASSOCIATION,
                                 as Documentation Agent and as Bank

                                 By:/s/ DAVID MARTENS
                                    ----------------------------------
                                 Name: DAVID MARTENS
                                 Title: SVP

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                                 THE BANK OF NOVA SCOTIA, ACTING
                                 THROUGH ITS SAN FRANCISCO AGENCY,
                                 as Managing Agent and as a Bank

                                 By:/s/ MARK SPARROW
                                    ----------------------------------
                                 Name: MARK SPARROW
                                 Title: DIRECTOR

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                                 WELLS FARGO BANK, N.A.,
                                 as Managing Agent and as a Bank

                                 By:/s/ Juan Carlos Wallace
                                    ----------------------------------
                                 Name: Juan Carlos Wallace
                                 Title: Assistant Vice President

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                                 KEYBANK NATIONAL ASSOCIATION,
                                 as Managing Agent and as a Bank

                                 By:/s/ Jane E. McGrath
                                    ----------------------------------
                                 Name: Jane E. McGrath
                                 Title: Vice President

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                                 UNION BANK OF CALIFORNIA, N.A.,
                                 as Co-Agent and as a Bank

                                 By: /s/ Jack Kissone
                                     ----------------------------------
                                 Name: Jack Kissone
                                 Title: Vice President

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                                 ING REAL ESTATE FINANCE (USA) LLC,
                                 as Co-Agent and as a Bank

                                 By: /s/ Daniel Sliwak
                                     ----------------------------------
                                 Name: Daniel Sliwak
                                 Title: Vice President
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                                            THE NORTHERN TRUST COMPANY,
                                            as a Bank

                                            By: /s/ Eleanor Grumman
                                                --------------------------------
                                            Name : Eleanor Grumman
                                            Title: Vice President

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                                            SOCIETE GENERALE,
                                            as a Bank

                                            By: /s/ Scott Gosslee
                                                --------------------------------
                                            Name : Scott Gosslee
                                            Title: Director

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ALLIED IRISH BANK PLC,
as a Bank

By: /s/ Anthony O'Reilly
    --------------------------------
Name:  Anthony O'Reilly
Title: Vice President
       Investment Advisor to
       AIB Debt Management, Limited

By: /s/ Denise Magyer
    --------------------------------
Name:  Denise Magyer
Title: Vice President
       Investment Advisor to
       AIB Debt Management, Limited
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                                          SUMITOMO MITSUI BANKING CORPORATION,
                                          as a Bank

                                          By: /s/ Masakazu Hasegawa
                                              ---------------------
                                          Name: Masakazu Hasegawa
                                          Title: Joint General Manager

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                                          CHANG HWA COMMERCIAL BANK, LTD.,
                                          LOS ANGELES BRANCH, as a Bank

                                          By: /s/ Chen-Yu Chen
                                              --------------------------------
                                          Name: Chen-Yu Chen
                                          Title: V.P. & General Manager

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                                          LASALLE BANK NATIONAL ASSOCIATION,
                                          as a Bank

                                          By: /s/ Joan C. Hein
                                              --------------------------------
                                          Name: Joan C. Hein
                                          Title: GSVP

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                                          MIZUHO CORPORATE BANK LTD., as a Bank

                                          By: /s/ Noel Purcell
                                              --------------------------------
                                          Name: Noel Purcell
                                          Title: Senior Vice President